UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2024

HCW Biologics Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40591	82-5024477
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 N. Commerce Parkway
Miramar, Florida		33025
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 954 842-2024

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	HCWB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreements.

On November 18, 2024, HCW Biologics Inc. (the “Company”) entered into a securities purchase agreement (“SPA”) with a single institutional investor (the "Purchaser") pursuant to which the company agreed to offer and sell (i) in a registered direct offering (the “Registered Offering”) (x) 4,160,000 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and (y) pre-funded warrants to purchase up to 2,557,000 shares of common stock (the “Pre-Funded Warrants”) and (ii) in a concurrent private placement (the “Private Placement” and together with the Registered Offering, the “Offering”), unregistered warrants to purchase up to an aggregate of 6,717,000 shares of Common Stock (“Common Stock Warrants”). The combined purchase price for each Share and accompanying Common Stock Warrant to purchase one share of common stock is $1.03 per Share and the combined purchase price for each Pre-Funded Warrant and accompany Common Stock Warrant to purchase one share of common stock is $1.0299.

The Common Stock and Pre-Funded Warrants were each sold with an accompanying Common Stock Warrant to purchase one share of common stock, and the Common Stock and Pre-Funded Warrants are immediately separated from the Common Stock Warrants and will be issued separately. The Common Stock Warrants have an exercise price of $1.03 per share, will be exercisable immediately, and expire on the five year anniversary of the date of issuance. The Pre-Funded Warrants have an exercise price of $0.0001, are exercisable immediately and will not expire until exercised in full.

The shares of Common Stock and Pre-Funded Warrants in the Registered Offering are being offered pursuant to a shelf registration statement on Form S-3 (File No. 333-266991), which was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on August 26, 2022. The Registered Offering has been made by means of a prospectus supplement filed with the SEC on November 20, 2024 that forms a part of such registration statement.

The gross proceeds to the Company from the Offering are approximately $6.9 million before deducting the placement agent’s fees and other offering expenses payable by the Company. The Offering closed on November 20, 2024.

On November 18, 2024, the Company entered into a placement agency agreement (the “Placement Agency Agreement”) with Maxim Group LLC (“Maxim” or the “Placement Agent) pursuant to which the Company engaged the Placement Agent as the exclusive placement agent in connection with the Offering. The Company agreed to pay the Placement Agent a cash fee equal to 7.0% of gross proceeds from the sale of Shares, Pre-Funded Warrants and Common Stock Warrants to the Purchaser. The Company also agreed to reimburse the Placement Agent for out-of-pocket expenses, including the reasonable legal fees of its counsel not to exceed $50,000. The Placement Agent Agreement also contains representations, warranties, indemnification and other provisions customary for transactions of this nature.

The foregoing descriptions of the Placement Agency Agreement, SPA, Common Stock Warrant and Pre-Funded Warrant filed as Exhibits 10.1, 10.2, 4.1 and 4.2 respectively to this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by the full text of each respective document.

Item 3.02 Unregistered Sales of Equity Securities.

The information included above in Item 1.01 relating to the Common Stock Warrants and the share of Common Stock issuable upon exercise of the Common Stock Warrants is incorporated by reference into this item 3.02 in its entirety. The Common Stock Warrants described above are being offered and sold by the Company in a transaction not involving a public offering exclusively to accredited investor under Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder and, along with the shares of Common Stock underly such Common Stock Warrants, have not been registered under the Securities Act or applicable state securities law. Accordingly, the unregistered Warrants and the underlying shares of Common Stock may not be reoffered or resold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws. Neither this Current Report on Form 8-K (“Current Report”) nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Item 7.01 Regulation FD Disclosure.

On November 18, 2024, the Company issued a press release announcing the pricing of this Offering described above. A copy of that press release is furnished as Exhibit 99.1 hereto.

Item 8.01 Other Events.

On November 18, 2024, the Company issued a press release announcing that it entered into a worldwide exclusive license agreement with WY Biotech for developing and commercializing one of HCWB's preclinical immunotherapeutic candidates. The deal includes a $7 million upfront payment, potential development milestone payments, and double-digit royalties on future sales. A copy of that press release is furnished as Exhibit 99.2.

This Current Report on Form 8-K does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

A copy of the opinion of Clark Hill PLC relating to the validity of the issuance and sale of the Shares, Pre-Funded Warrants and shares of common stock underlying the Pre-Funded Warrants is furnished as Exhibit 5.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Common Stock Purchase Warrant between the Company and Holder
4.2	Form of Pre-Funded Common Stock Purchase Warrant between the Company and Holder
5.1	Opinion of Clark Hill PLC
10.1	Placement Agency Agreement, dated November 18, 2024, between the Company and Maxim Group LLC.
10.2	Securities Purchase Agreement, dated November 18, 2024, between the Company and Purchaser.
99.1	Press release, dated November 18, 2024, announcing pricing of the Offering.
99.2	Press release, dated November 18, 2024, announcing entering the WY License Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCW BIOLOGICS INC.

Date:	November 20, 2024	By:	/s/ Hing C. Wong
Hing C. Wong Founder and Chief Executive Officer